UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2023

Mawson Infrastructure Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40849	88-0445167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Clark Street Sharon PA USA	16146
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +61 02 8624 6130

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	MIGI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 17, 2023, Mawson Infrastructure Group Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”).

The following matters were considered and voted on at the Annual Meeting:

(i) the election of four (4) nominees to serve on the board of directors of the Company (the “Board”) until the 2024 annual meeting of stockholders or until his respective successor is duly elected and qualified;

(ii) the ratification of the appointment of Wolf & Company PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

(iii) the approval of amendments to the Company’s 2021 Equity Incentive Plan.

At the Annual Meeting:

(I) each of Greg Martin, Michael Hughes, James Manning and Rahul Mewawalla were elected to serve on the Board until the 2024 annual meeting of stockholders or until his respective successor is duly elected and qualified;

(II) the appointment of Wolf & Company PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, was ratified;

(III) the amendments to the Company’s 2021 Equity Incentive Plan were approved.

The final voting results were as follows:

(A) Election of four (4) members of the Board:

Nominee	For	Against	Abstain	Broker Non-Votes
Greg Martin	5,134,783	672,919	9,741	2,894,891
Michael Hughes	4,984,863	822,839	9,741	2,894,891
James Manning	5,144,247	672,944	252	2,894,891
Rahul Mewawalla	5,134,841	672,981	9,621	2,894,891

(B) The ratification of the appointment of Wolf & Company PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

For	Against	Abstain	Broker Non-Votes
8,039,706	672,367	261	0

(C) The approval of the amendments to the Company’s 2021 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Votes
4,618,824	1,098,766	99,853	2,894,891

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mawson Infrastructure Group Inc.

Date: May 22, 2023	By:	/s/ James Manning
James Manning
Chief Executive Officer